UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 16, 2005

IHEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-109548	13-4204191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5499 North Federal Highway, Suite D, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (561) 989-3600

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant.

On March 16, 2005 IHealth, Inc. dismissed Radin, Glass & Co., LLP as its independent registered public accounting firm. Radin, Glass & Co. LLP had been the independent registered public accounting firm for and audited the consolidated financial statements of IHealth, Inc. as of December 31, 2003, and for period from April 20, 2002 (inception) through December 31, 2002.   The reports of Radin, Glass & Co., LLP on the financial statements of IHealth, Inc. for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, but did include an explanatory paragraph relating to IHealth’s ability to continue as a “going concern” as a result of the losses amounting to $400,000 and IHealth not being sufficiently capitalized for its business plan. The decision to change accountants was approved unanimously by the Board of Directors.

In connection with the audit for the two most recent fiscal years and in connection with Radin, Glass & Co., LLP’s review of the subsequent interim periods preceding dismissal on March 16, 2005, there have been no disagreements between IHealth, Inc. and Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference thereto in their report on IHealth, Inc.’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, IHealth, Inc. had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

On March 16, 2005 IHealth, Inc. engaged Webb & Company, P.A. as its independent registered public accounting firm. IHealth, Inc. had not consulted with Webb & Company, P.A. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on IHealth, Inc.’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by IHealth, Inc. in reaching a decision as to an accounting, auditing or financial reporting issues.

Item 9.01	Financial Statements And Exhibits.

(c)	Exhibits.

16.1	Letter from Radin, Glass & Co., LLP to the Securities and Exchange Commission dated March 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEALTH, INC.

By: /s/ Brian S. John
Brian S. John, President

DATED: March 21, 2005